Exhibit 99.1

     PART I

     ITEM 1.  Business.

     Not Applicable.

     ITEM 1A  Risk Factors.

     Not Applicable.

     ITEM 1B  Unresedued Staff Comments

     Not Applicable.

     ITEM 2.  Properties.

     Not Applicable.

     ITEM 3.  Legal Proceedings.

     None.

     ITEM 4.  Submission of Matters to a Vote of Security Holders.

     None.

     PART II

     ITEM 5. Market for Registrant's Common Equity and Related Stockholder Matters and Issuer Purchases of Equity Securities.

     The Trust does not issue stock.

     (a) There is currently no established public trading market for Registrant's Certificates.

     (b) As of December 31, 2006 the number of registered holders of all classes of Certificates was 11.

     (c) Not Applicable

     ITEM 6.  Selected Financial Data.

     Not Applicable.

     ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.

     Not Applicable.

     ITEM 7A.  Quantitative and Qualitative Disclosures About Market Risk.

     Not Applicable.

     ITEM 8.  Financial Statements and Supplementary Data.

     Not Applicable.

     ITEM 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

     None.

     ITEM 9A  Controls and Procedures

     Not Applicable.

     ITEM 9A(T)  Controls and Procedures

     Not Applicable.

     ITEM 9B. Other Information.

     None.

     PART III

     ITEM 10.  Directors and Executive Officers of Registrant.

     Not Applicable.

     ITEM 11.  Executive Compensation.

     Not Applicable.

     ITEM 12.  Security Ownership of Certain Beneficial Owners and Management.

     Security ownership of certain beneficial owners. Under the Pooling and Servicing Agreement governing the Trust, the holders of the Certificates generally do not have the right to vote and are prohibited from taking part in management of the Trust. For purposes of this Item and Item 13 only, however, the Certificateholders are treated as "voting security" holders.

     As of December 31, 2006, the following are the only persons known to the Registrant to be the beneficial owners of more than 5% of any class of voting securities:


     CEDEFAST
     CEDE & CO FAST
     P.O. BOX 20
     BOWLING GREEN STATION
     NEW YORK, NEW YORK, 10274
     SERIES 2005-AR25
     CLASS 1-A-1-1
     $82,000,000
     100.0%

     CEDEFAST
     CEDE & CO FAST
     P.O. BOX 20
     BOWLING GREEN STATION
     NEW YORK, NEW YORK, 10274
     SERIES 2005-AR25
     CLASS 1-A-1-2
     $9,110,000
     100.0%

     CEDEFAST
     CEDE & CO FAST
     P.O. BOX 20
     BOWLING GREEN STATION
     NEW YORK, NEW YORK, 10274
     SERIES 2005-AR25
     CLASS 1-A-2-1
     $51,710,000
     100.0%

     CEDEFAST
     CEDE & CO FAST
     P.O. BOX 20
     BOWLING GREEN STATION
     NEW YORK, NEW YORK, 10274
     SERIES 2005-AR25
     CLASS 1-A-2-2
     $3,950,000
     100.0%

     CEDEFAST
     CEDE & CO FAST
     P.O. BOX 20
     BOWLING GREEN STATION
     NEW YORK, NEW YORK, 10274
     SERIES 2005-AR25
     CLASS 2-A-1
     $25,000,000
     100.0%

     CEDEFAST
     CEDE & CO FAST
     P.O. BOX 20
     BOWLING GREEN STATION
     NEW YORK, NEW YORK, 10274
     SERIES 2005-AR25
     CLASS 2-A-2-1
     $268,000,000
     100.0%

     CEDEFAST
     CEDE & CO FAST
     P.O. BOX 20
     BOWLING GREEN STATION
     NEW YORK, NEW YORK, 10274
     SERIES 2005-AR25
     CLASS 2-A-2-2
     $20,485,000
     100.0%

     WACHOVIA BANK NA
     ATTN:  JOSEPH H GEIKER
     NC0600
     301 S. COLLEGE ST.
     CHARLOTTE, NORTH CAROLINA  28202-0600
     SERIES 2005-AR25
     CLASS AR
     $100
     100.0%

     CEDEFAST
     CEDE & CO FAST
     P.O. BOX 20
     BOWLING GREEN STATION
     NEW YORK, NEW YORK, 10274
     SERIES 2005-AR25
     CLASS B-1
     $12.882.000
     100.0%

     CEDEFAST
     CEDE & CO FAST
     P.O. BOX 20
     BOWLING GREEN STATION
     NEW YORK, NEW YORK, 10274
     SERIES 2005-AR25
     CLASS B-2
     $8,177,000
     100.0%

     CEDEFAST
     CEDE & CO FAST
     P.O. BOX 20
     BOWLING GREEN STATION
     NEW YORK, NEW YORK, 10274
     SERIES 2005-AR25
     CLASS B-3
     $5,200,000
     100.0%

     ITEM 13.  Certain Relationships and Related Transactions.
               None.

     ITEM 14.  Principal Accountant Fees and Services.
               Not Applicable.

     PART IV

     ITEM 15. Exhibits, Financial Statement Schedules.

     (a) List the following documents filed as a part of the report:

         (1) Not Applicable.

         (2) Not Applicable

         (3) Exhibit 3(i) Company's Certificate of Incorporation (Filed as
             Exhibit 3.1 to Registration Statement on Form S-3
             (File No. 333-82831).

             Exhibit 3(ii) Company's By-laws (Filed as Exhibit 3.2 to Registration Statement on Form S-3 (File No. 333-82831).

             Exhibit 4.1 Pooling and Servicing Agreement (Filed as part of the Current Report on Form 8-K Filed on January 19, 2006 under the Commission file number 333-127556-11).

             Exhibit 31 Section 302 Certification

             Exhibit 99.1 Servicer's Annual Statement of Compliance for Year End December 31, 2006.

             Exhibit 99.2 Servicer's Annual Report of Management and Servicer's Report of Independent Registered Public Accounting firm for Year End December 31, 2006.

     (b) See (a)(3) above

     (c) Not Applicable

     EXHIBIT INDEX

     Exhibit Document

      3(i) Company's Certificate of Incorporation (Filed as
           Exhibit 3.1 to Registration Statement on Form S-3
           (File No. 333-82831).*

     3(ii) Company's By-laws (Filed as Exhibit 3.2 to
           Registration Statement on Form S-3 (File No. 333-82831).*

       4.1 Pooling and Servicing Agreement (Filed as part of the Current Report on Form 8-K Filed on January 19, 2006 under the Commission file number 333-127556-11).*

        31 Section 302 Certification

      99.1 Servicer's Annual Statement of Compliance for Year End
           December 31, 2006.

      99.2 Servicer's Annual Report of Management and Servicer's Report of Independent Registered Public Accounting firm for Year End December 31, 2006.
___________________________________
* Incorporated herein by reference.

Certification

I, John Olinski, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of IndyMac
MBS, Inc.;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement, for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing, or similar, agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

6. In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:
Deutsche Bank National Trust Company.

Date: March 30, 2007




/s/ John Olinski
John Olinski
Chief Executive Officer

                                                              [LOGO] IndymacBank

                              Officer's Certificate

The following shall certify, to the best of my knowledge, that (1) a review of the activities of the Servicer during the preceding fiscal year under this Agreement has been made under the supervision of an officer of Indymac Bank, Inc., and that (2) Indymac Bank, Inc. acting as Servicer, has fulfilled all of its obligations under this Agreement for the period covered by the related Form 10-K Annual Report.


                                    By: /s/ Robert M. Abramian
                                        ------------------------------------
                                        Robert M. Abramian
                                        First Vice President
                                        Home Loan Servicing
                                        Investor Reporting
                                        Indymac Bank


                                    By: /s/ Barbara Perez
                                        ------------------------------------
                                        Barbara Perez
                                        Senior Vice President
                                        Indymac Bank

Prepared for:     Deutsche Bank

Date:             February 28, 2007

Ref:              USAP Letters and 2006 Annual Audit Financial Statements




                                                             www.indymacbank.com

460 Sierra Madre Villa Ave., Pasadena, CA 91107                Tel: 626.535.5555

                                                              [LOGO] IndymacBank

                                    EXHIBIT A

ITF INDX 2005-AR1 01-28-05
ITF INDX 2005 AR2 01-27-05
ITF RAST 2005-A2 01-28-05
ITF INDX 2005 AR4 02/07/05
ITF INDX 2005 AR3 02/25/05
ITF RAST 2005 A1 02/25/05
ITF INABS 2005-A 03/11/05
ITF INDX 2005-AR6 03/18/05
ITF RAST 2005 A4 UBS 03-30-05
ITF RAST 2005 A3 03-30-05
ITF INDX 2005-AR5 03-30-05
ITF RAST 2005 A5 04-25-05
ITF INDX 2005-AR7 04-28-05
ITF INDX 2005-AR8 04-28-05
ITF INDX 2005 AR10 05-06-05
ITF RAST 2005-A7 05/27/05
ITF RAST 2005-A6 05-27-05
ITF INDX 2005-AR9 05-27-05
ITF INDX 2005 AR7 04/28/05 PPP
ITF INDX 2005 AR12 06-06-05
ITF LOT LOANS 2005-L1 06-14-05
ITF INABS 2005-B 06-17-05
ITF INDX 2005-AR11 06-29-05
ITF INDX 2005-AR13 06-29-05
ITF INDX 2005-AR14 06-29-05
ITF RAST 2005-A8 CD 06-29-05
ITF RAST 2005-A9 06-29-05
ITF INDX 2005-AR16IP 07-11-05
ITF INDX 2005-AR17 07-29-05
ITF INDX 2005-AR15 07-29-05
ITF INDX 2005-AR19 08-31-05
ITF INDX 2005-AR21 08-30-05
ITF RAST 2005-A10 08-30-05
ITF INDX 2005-AR18 09-07-05
ITF INABS 2005-C 09-29-05
ITF LOT LOANS 2005-L2 09-16-05
ITF INDB 2005-AR1 09-21-05
ITF INDA 2005-AR1 09-29-05
ITF RAST 2005-A13 09-29-05
ITF RAST 2005-A11 09-26-05
ITF INDX 2005-AR23 09-28-05
ITF RAST 2005-A12 09-29-05
ITF RAST 2005-A14 10-28-05
ITF INDX 2005-AR27 10-28-05
ITF INDX 2005-AR25 10-31-05
ITF INDX 2005-AR29 11-30-05
ITF INDX 2005-AR31 11-29-05
ITF INDA 2005-AR2 11-29-05

                                                             www.indymacbank.com

460 Sierra Madre Villa Ave., Pasadena, CA 91107                Tel: 626.535.5555

                                                              [LOGO] IndymacBank

                                    EXHIBIT A

ITF INABS 2005-D 12-23-2005
ITF LOT LOAN 2005-L3 12/16/05
ITF INDX 2005-AR33 12-29-05
ITF RAST 2005-A15 12-29-05
ITF RAST 2005-A16 12-29-05
ITF INDX 2005-AR35 12-29-05
ITF RAST 2004-1 02/26/04
ITF RAST INDYPORT 2004-1 02/24/04
ITF RAST 2004-2 ALTA 3/30/4
ITF RAST ARM 12 MAT GREENWICH 3/15/4
ITF RAST 2004-3 4/30/4
ITF SPMD 2004-A 06/08/04
ITF INDX 2004-AR2 06/04/04
ITF RAST 2004-A6 06/28/04
ITF INDX AR3 GREENWICH 06/29/04
ITF L1 LOT LOAN BEAR STERNS 06/17/04
ITF INDX AR4 LEHMAN 06/29/04
ITF RAST A4 BEAR STERNS 06/29/04
ITF RAST 2004-A5 06/28/04
ITF INDX 2004-AR5 08/05/04
ITF INDX 2004-AR7 8/30/04
ITF RAST 2004-A7 08/30/04
ITF INDX 2004-AR6 08/31/04
ITF INDX 2004-ARB 09/23/04
ITF INDX 2004-AR9 09/30/04
ITF INDX 2004-AR10 09/30/04
ITF RAST 2004-A8 09/29/04
ITF SPMD 2004-B 09-30-04
ITF RAST 2004 A9 10-28-04
ITF INDX 2004 AR 12 11-05-04
ITF INDX 2004-AR11 11-30-04
ITF INDX 2004 AR13 CSFB 11-29-04
ITF INDX 2004-AR14 12-06-04
ITF SPMD 2004-C 12/13/04
ITF RAST 2004 IP2 12-17-04
ITF LOT LOANS LEHMAN 12-22-04
ITF INDX 2004-AR15 12-29-04
ITF RAST A10 12-29-04
ITF RAST 2003-A1 01/31/03
ITF RAST 2003-A2 02/27/03
ITF RAST 2003-A3 03/14/03
ITF RAST 2003-A4 3/27/03
ITF RAST 2003-A5 4/29/03
ITF RAST 2003-A6 5/29/03
ITF RAST 2003-A8 6/16/03
ITF RAST 2003-A7 6/27/03
ITF RAST 2003-A9 7/28/03

                                                             www.indymacbank.com

460 Sierra Madre Villa Ave., Pasadena, CA 91107                Tel: 626.535.5555

                                                              [LOGO] IndymacBank

                                    EXHIBIT A

ITF RAST 2003-A10 8/28/03
ITF SPMD 2003-A 8/29/03
ITF RAST 2003-A11 9/29/03
ITF RAST 2003-A12 9/26/03
ITF INDYMAC 2003-L1 11/3/03
ITF RAST 2003-A13 11/24/03
ITF RAST 2003-A14 12/29/03
ITF RAST 2003-15 12/29/03
ITF SPMD 2002 A1 - 04/04/02
ITF BT SPMD 2002-B 9/30/02
ITF RAST 2002-A12 9/27/02
ITF RAST 2002-A13 10/30/02
ITF RAST 2002-A14J 11/27/02
ITF RAST 2002-A15 11/27/02
ITF RAST 2002-A16 12/27/02
ITF SPMD 2001 A - 02/28/01
ITF SPMD 2001 B - 06/28/01
ITF SPMD 2001 C - 11/06/01
ITF SPMD 2000 C - 11/21/00

                                                             www.indymacbank.com

460 Sierra Madre Villa Ave., Pasadena, CA 91107                Tel: 626.535.5555

[ERNST & YOUNG LOGO]  Ernst & Young LLP                    Phone: (213) 977-3200
                      725 South Figueroa Street            www.ey.com
                      Los Angeles, California 90017-5418


                       Report on Management's Assertion on
   Compliance with the Specified Minimum Servicing Standards Set Forth in the
             Uniform Single Attestation Program for Mortgage Bankers

                         Report of Independent Auditors

The Board of Directors and Shareholder
IndyMac Bank, F.S.B.

We have examined management's assertion, included in the accompanying report titled Report of Management, that IndyMac Bank, F.S.B. (the Bank) complied with the servicing standards identified in Exhibit A (the "specified minimum servicing standards") to the Report of Management as set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP) during the year ended December 31, 2006. Management is responsible for the Bank's compliance with these specified minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the Bank's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Bank's compliance with the specified minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Bank's compliance with the specified minimum servicing standards.

In our opinion, management's assertion that the Bank complied with the aforementioned specified minimum servicing standards during the year ended December 31, 2006, is fairly stated, in all material respects.


                                               /s/ Ernst & Young LLP


Los Angeles, California
March 16,2007




                    A Member Practice of Ernst & Young Global

                                                             [LOGO] Indymac Bank

                      Management's Assertion on Compliance
            with the Specified Minimum Servicing Standards Set Forth
         in the Uniform Single Attestation Program for Mortgage Bankers

                              Report of Management

We, as members of management of IndyMac Bank, F.S.B. (the Bank), are responsible for complying with the servicing standards identified in the attached Exhibit A (the "specified minimum servicing standards") as set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP). We are also responsible for establishing and maintaining effective internal control over compliance with these specified minimum servicing standards. We have performed an evaluation of the Bank's compliance with the specified minimum servicing standards as of December 31, 2006 and for the year then ended. Based on this evaluation, we assert that during the year ended December 31, 2006, the Bank complied, in all material respects, with the specified minimum servicing standards.

As of December 31, 2006, the Bank had in effect a fidelity bond in the amount of $100,000,000 and an errors and omissions policy in the amount of $20,000,000,


                                        /s/ Anthony L. Ebers
                                        --------------------
                                        Anthony L. Ebers
                                        Executive Vice President
                                        Chief Executive Officer
                                        Indymac Consumer Bank


March 16, 2007

                                                                       Exhibit A

                      Specified Minimum Servicing Standards

I.    Custodial Bank Accounts

      1. Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

            a.    be mathematically accurate;

            b. be prepared within forty-five (45) calendar days after the cutoff date. The cutoff date is the date as of which a bank account is reconciled every month. It may, or may not, coincide with a prescribed investor reporting date but shall be consistent from period to period;

            c. be reviewed and approved by someone other than the person who prepared the reconciliation; and

            d. document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of their original identification.

      2. Funds of the servicing entity shall be advanced in cases where there is an overdraft in an investor's or a mortgagor's account.

      3. Each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor.

      4. Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.

II.   Mortgage Payments

      1. Mortgage payments shall be deposited into the custodial bank accounts and related bank clearing accounts within two (2) business days of receipt.

      2. Mortgage payments made in accordance with the mortgagor's loan documents shall be posted to the applicable mortgagor records within two (2) business days of receipt.

      3. Mortgage payments shall be allocated to principal, interest, insurance, taxes or other escrow items in accordance with the mortgagor's loan documents.

      4. Mortgage payments identified as loan payoffs shall be allocated in accordance with the mortgagor's loan documents.

                                                                       Exhibit A

III.  Disbursements

      1. Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

      2. Disbursements made on behalf of a mortgagor or investor shall be posted within two (2) business days to the mortgagor's or investor's records maintained by the servicing entity.

      3. Tax and insurance payments shall be made on or before the penalty or insurance policy expiration dates, as indicated on tax bills and insurance premium notices, respectively, provided that such support has been received by the servicing entity at least thirty (30) calendar days prior to these dates.

      4. Any late payment penalties paid in conjunction with the payment of any tax bill or insurance premium notice shall be paid from the servicing entity's funds and not charged to the mortgagor, unless the late payment was due to the mortgagor's error or omission.

      5. Amounts remitted to investors per the servicer's investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

      6. Unissued checks shall be safeguarded so as to prevent unauthorized access.

IV.   Investor Accounting and Reporting

      1. The servicing entity's investor reports shall agree with, or reconcile to, investors' records on a monthly basis as to the total unpaid principal balance and number of loans serviced by the servicing entity.

V.    Mortgagor Loan Accounting

      1. The servicing entity's mortgage loan records shall agree with, or reconcile to, the records of mortgagors with respect to the unpaid principal balance on a monthly basis.

      2. Adjustments on adjustable rate mortgage (ARM) loans shall be computed based on the related mortgage note and any ARM rider.

      3. Escrow accounts shall be analyzed, in accordance with the mortgagor's loan documents, on at least an annual basis.

      4. Interest on escrow accounts shall be paid, or credited, to mortgagors in accordance with the applicable state laws.

                                                                       Exhibit A

VI.   Delinquencies

      1. Records documenting collection efforts shall be maintained during the period a loan is in default and shall be undated at least monthly. Such records shall describe the entity's activities in monitoring delinquent loans including, for example, phone calls, letters and mortgage payment rescheduling plans in cases where the delinquency is deemed temporary (i.e., illness or unemployment).

VII.  Insurance Policies

      1. A fidelity bond and errors and omissions policy shall be in effect on the servicing entity throughout the reporting period in the amount of coverage represented to investors in management's assertion.

------------------------------------------------------------------------------------------------------------------------------------
        MARSH                           CERTIFICATE OF INSURANCE                                        CERTIFICATE NUMBER
                                                                                                        LOS-00051561-01
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                                   THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
        Marsh Risk & Insurance Services                                    ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER
        CA License #0437153                                                OTHER THAN THOSE PROVIDED IN THE POLICY. THIS CERTIFICATE
        777 South Figueroa Street                                          DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY
        Los Angeles, CA 90017                                              THE POLICIES DESCRIBED HEREIN.
                                                                           ---------------------------------------------------------
                                                                                          COMPANIES AFFORDING COVERAGE
                                                                           ---------------------------------------------------------
BB1078-FIN-06-07                                                           COMPANY
                                                                              A     LLOYD'S OF LONDON
------------------------------------------------------------------------------------------------------------------------------------
INSURED                                                                    COMPANY
        IndyMac Bancorp, Inc.                                                 B     LLOYD'S OF LONDON
        888 E. Walnut Street                                               ---------------------------------------------------------
        Pasadena, CA 91101                                                 COMPANY
                                                                              C     N/A
                                                                           ---------------------------------------------------------
                                                                           COMPANY
                                                                              D
------------------------------------------------------------------------------------------------------------------------------------
COVERAGES         This certificate supercedes and replaces any previously issued certificate for the policy
------------------------------------------------------------------------------------------------------------------------------------
        THIS IS TO CERTIFY THAT POLICIES OF INSURANCE DESCRIBED HEREIN HAVE BEEN ISSUED TO THE INSURED NAMED HEREIN FOR THE POLICY
        PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH
        THE CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE
        TERMS, CONDITIONS AND EXCLUSIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------
CO      TYPE OF INSURANCE               POLICY NUMBER   POLICY EFFECTIVE  POLICY EXPIRATION           LIMITS
LTR                                                      DATE (MM/DD/YY)   DATE (MM/DD/YY)
------------------------------------------------------------------------------------------------------------------------------------
         GENERAL LIABILITY                                                                   GENERAL AGGREGATE            $
        [  ] COMMERCIAL GENERAL LIABILITY                                                    PRODUCTS - COMP/OP AGG       $
        [  ][  ] CLAIMS MADE [  ] OCCUR                                                      PERSONAL & ADV INJURY        $
        [  ] OWNER'S & CONTRACTOR'S PROT                                                     EACH OCCURRENCE              $
        [  ] ___________________________                                                     FIRE DAMAGE (Any one fire)   $
        [  ]                                                                                 MED EXP (Any one person)     $
------------------------------------------------------------------------------------------------------------------------------------
         AUTOMOBILE LIABILITY                                                                COMBINED SINGLE LIMIT        $
        [  ] ANY AUTO                                                                        ---------------------------------------
        [  ] ALL OWNED AUTOS                                                                 BODILY INJURY
        [  ] SCHEDULED AUTOS                                                                 (Per person)                 $
        [  ] HIRED AUTOS                                                                     ---------------------------------------
        [  ] NON-OWNED AUTOS                                                                 BODILY INJURY
        [  ] ___________________________                                                     (Per accident)               $
        [  ]                                                                                 ---------------------------------------
                                                                                             PROPERTY DAMAGE              $
------------------------------------------------------------------------------------------------------------------------------------
         GARAGE LIABILITY                                                                    AUTO ONLY - EA ACCIDENT      $
        [  ] ANY AUTO                                                                        OTHER THAN AUTO ONLY:
        [  ] ___________________________                                                                    EACH ACCIDENT $
        [  ]                                                                                                    AGGREGATE $
------------------------------------------------------------------------------------------------------------------------------------
         EXCESS LIABILITY                                                                    EACH OCCURRENCE              $
        [  ] UMBRELLA FORM                                                                   AGGREGATE                    $
        [  ] OTHER THAN UMBRELLA FORM                                                                                     $
------------------------------------------------------------------------------------------------------------------------------------
         WORKERS COMPENSATION AND                                                                WC STATU-            OTH-
         EMPLOYERS' LIABILITY                                                                   TORY LIMITS            ER
                                                                                             ---------------------------------------
        THE PROPRIETOR/       [  ] INCL                                                      EL EACH ACCIDENT             $
        PARTNERS/EXECUTIVE                                                                   EL DISEASE - POLICY LIMIT    $
        OFFICERS ARE:         [  ] EXCL                                                      EL DISEASE - EACH EMPLOYEE   $
------------------------------------------------------------------------------------------------------------------------------------
         OTHER
A       Mortgage E&O (MI)               MPP000491500    04/01/06          04/01/07           LIMIT OF LIABILITY           20,000,000
B       Fidelity Bond (MBB)             QA004006/1      03/01/06          03/01/07           LIMIT OF LIABILITY          100,000,000
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS


------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                                         CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                          SHOULD ANY OF THE POLICIES DESCRIBED HEREIN BE CANCELLED
                                                                          BEFORE THE EXPIRATION DATE THEREOF, THE INSURER AFFORDING
  Evidence of Insurance                                                   COVERAGE WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO
                                                                          THE CERTIFICATE HOLDER NAMED HEREIN, BUT FAILURE TO MAIL
                                                                          SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY
                                                                          KIND UPON THE INSURER AFFORDING COVERAGE, ITS AGENTS OR
                                                                          REPRESENTATIVES, OR THE ISSUER OF THIS CERTIFICATE.
                                                                          ----------------------------------------------------------
                                                                          MARSH USA INC.
                                                                          BY: Karen Chan         /s/ Karen Chan
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        VALID AS OF: 05/09/06
------------------------------------------------------------------------------------------------------------------------------------

                                                              [LOGO] IndymacBank

                  IndyMac Bank - Home Loan Servicing Department
                             460 Sierra Madre Villa
                               Pasadena, CA 91107

Company Name:            IndyMac Bank

Department Name:         Home Loan Servicing, Investor Reporting

Company Address:         460 Sierra Madre Villa
                         Pasadena, Ca 91107

Company Direct Phone#    (800) 669-2300

Division Manager:        Bart Vincent
Title:                   First Vice President - Financial
Direct Phone#:           (512) 250-2703
Fax#:                    (626) 685-3427
E-Mail Address:          bart.vincent@indymacbank.com

Department Manager:      Robert M. Abramian
Title:                   First Vice President -Investor Reporting
Direct Phone#:           (626) 535-6520
Fax#:                    (626) 585-5084
E-Mail Address:          robert.abramian@indymacbank.com

#1 Contact Person:       Nilesh Patel
Title:                   Investor Reporting Manager
Direct Phone#:           (626) 535-5009
Fax#:                    (626) 229-6492
E-Mail Address:          nilesh.patel@indymacbank.com

#2 Contact Person:       Stacey Ho
Title:                   Analyst-Investor Reporting
Direct Phone#:           (626) 535-8865
Fax#:                    (626) 229-6492
E-Mail Address:          stacey.ho@indymacbank.com

                                                             www.indymacbank.com

460 Sierra Madre Villa Ave., Pasadena, CA 91107                Tel: 626.535.5555